Exhibit 10.3

COMMERCIAL REVOLVING LINE OF CREDIT PROMISSORY NOTE

Up to $2,500,000.00	Stamford, Connecticut	April __, 2018

FOR VALUE RECEIVED, the undersigned, CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC., a Delaware corporation, having an address at 132 East Putnam Avenue, Cos Cob, Connecticut 06807 (“CSSE”) and SCREEN MEDIA VENTURES, LLC, a Delaware limited liability company, having an address at 800 Third Avenue, 3rd Floor, New York, New York 10022 (“SMV” and together with CSSE, the “Maker”), jointly and severally, promises to pay to the order of PATRIOT BANK, N.A., (the “Lender”), at its office located at 900 Bedford Street, Stamford, Connecticut 06901, the principal sum of up to TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00) (the “LOC Loan”), or so much thereof as may be advanced or re-advanced, from time to time, together with interest payable at the rate and in the manner provided in Section 1.1 of this Commercial Revolving Line of Credit Promissory Note (this “Note”), together with all taxes assessed upon said sum (other than income or franchise taxes) against Holder of this Note (the “Holder”) and any costs and expenses, including reasonable attorneys’ fees, incurred in the collection of this Note or in protecting or sustaining the lien of the same.

1.1	INTEREST RATE.

The outstanding principal balance of this Note shall bear interest, payable monthly in arrears, on the outstanding principal balance thereof, at one and one-half percent (1.50%) percent above Lender’s Base Rate (as defined below) as established by Patriot Bank, N.A. per annum (the “Interest Rate”); provided; however, the interest rate hereunder shall not be less than six and one quarter percent (6.25%) (the “Floor Rate”) at any time. The term “Lender's Base Rate” is the interest rate published in the Eastern Edition of The Wall Street Journal in the “Money Rates” table as the “Prime Rate” in effect from time to time. If the said Prime Rate is published as a range, with a high and a low interest rate, Lender's Base Rate shall be the highest rate on corporate loans posted by at least 75% of the USA's 30 largest banks known as The Wall Street Journal Prime Rate and is published in The Wall Street Journal. The rate of interest under this Note will change as of the effective date of each change in such Prime Rate. If The Wall Street Journal shall cease to publish the Prime Rate in the Money Rates table of its Eastern Edition, Lender shall choose an interest rate that in the sole and absolute discretion of Lender most closely approximates said Prime Rate and Lender may notify Maker in writing of such designation, which rate shall be Lender's Base Rate from and after the date on which The Wall Street Journal shall have ceased to so publish the Prime Rate. Lender's Base Rate may not be the lowest or most favorable rate charged by Lender. The Interest Rate on the LOC Loan shall change on the same date that the Prime Rate used by Lender changes. Interest shall be computed on a daily basis and shall be calculated on the basis of a 360-day year, based on actual days elapsed in any payment period. As of the date hereof, the Prime Rate is four and three quarters percent (4.75%) and the Interest Rate on the LOC Loan is six and one quarter percent (6.25%).

1.2	ADVANCES.

Lender shall make advances under this Note upon the request of Maker in accordance with the terms of Section 2.3 of that certain Loan and Security Agreement by and among Maker, BD Productions, LLC, a Connecticut limited liability company (“BDP”), 757 Film Acquisition LLC, a Delaware limited liability company, (“757”), and Screen Media Films, LLC, a Delaware limited liability company (“SMF” and together with BDP and 757, individually and collectively, the “Guarantor”), and Lender, dated of even date herewith (as amended, amended and restated, supplemented or otherwise modified, the “Loan Agreement”), subject to the terms stated herein and provided there has been no Event of Default under the Loan Agreement. Available advances under this Note shall not exceed TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00).

2.1	REPAYMENT.

a.       Commencing on June 1, 2018 and continuing on the same date of each subsequent month thereafter for thirty six (36) months, Maker shall make monthly payments of interest only on the outstanding principal balance of this Note at the Interest Rate set forth hereinabove, payable monthly, in arrears, on the unpaid balance from time to time. The entire outstanding principal balance and all accrued interest thereon and all other sums due under this Note shall be due and payable in full on May 1, 2021 (the “Maturity Date”).

b.       All payments of principal and interest shall be made in lawful money of the United States which shall be legal tender in payment of all debts at the time of payment. Any check, draft or money order remitted in settlement of this Note, may be handled for collection in accordance with the practice of the collecting bank or banks and shall not be deemed payment until the money is actually received by Holder of this Note.

2.2	USE OF LOAN PROCEEDS.

a.       Maker covenants and agrees that, subject to the conditions for Advances stated herein, the proceeds of the LOC Loan shall be used for the purpose set forth in Section 2.7 of the Loan Agreement and for no other purpose.

b.       Maker attests that the proceeds of this Note are to be used for commercial purposes and that no part of such proceeds will be used, in whole or in part, for purchasing or carrying any “margin security” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

3.	COVENANTS.

At no time during the term of the Loan shall Maker violate those certain covenants as more particularly set forth in Sections 7 and 8 of the Loan Agreement.

4.	APPLICATION OF PAYMENTS.

At Lender’s election, payments will be applied first to fully pay costs and expenses incurred by Lender in collecting this Note or in sustaining and/or enforcing any security granted to secure this Note, if any, then to fully pay any outstanding late charges or prepayment fees, then to fully pay accrued interest and the remainder will be applied to principal

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5.	LATE CHARGE.

Maker shall pay Holder a late charge of five percent (5%) of any payment not received by Holder within ten (10) days after the installment is due, to cover the additional expenses involved in handling such overdue installment. This charge shall be in addition to, and not in lieu of, any other remedy Holder may have and is in addition to any reasonable fees and charges of any agents or attorneys which Lender is entitled to employ in the event of default hereunder, whether authorized herein or by applicable law. Maker will pay this late charge promptly, but only once for each late payment.

6.	DEFAULT.

Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the entire outstanding balance of this Note shall, at the option of Holder, become immediately due and payable without notice or demand, and in any event, interest shall immediately accrue at a “default rate” which means the rate of interest which is eighteen percent (18%) per annum, but in no event to exceed the maximum rate allowed by applicable law.

Failure to exercise any option to accelerate upon the occurrence of an Event of Default or other circumstance permitting the exercise of such option shall not constitute a waiver of the default or of the right to exercise such option at a later time so long as such default or other circumstance continues to exist, and shall not constitute a waiver of the right to exercise such option in the event of any other default or circumstance specified herein.

7.	PREPAYMENT.

Maker may prepay the LOC Loan in part or in full at any time without penalty or premium provided it gives Lender at least ten (10) days’ prior written notice of any such intended prepayment.

Any partial payments shall not affect Maker’s obligation to make the regular installments required hereunder until the LOC Loan is paid in full.

8.	PREJUDGMENT REMEDY WAIVER.

MAKER ACKNOWLEDGES AND REPRESENTS THAT THE LOC LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOC LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. MAKER AND ANY SUBSEQUENT ENDORSER OR OTHER ACCOMMODATION MAKER HEREBY VOLUNTARILY WAIVES ANY RIGHTS TO NOTICE OR HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED, OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF. MAKER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. MAKER FURTHER WAIVES ANY REQUIREMENTS THAT LENDER OBTAIN A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOC LOAN.

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9.	WAIVER OF RIGHT TO TRIAL BY JURY.

MAKER AND ANY SUBSEQUENT ENDORSER OR OTHER ACCOMMODATION MAKER (COLLECTIVELY, THE "MAKER") WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THIS NOTE OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER, AND MAKER ACKNOWLEDGES THAT LENDER HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. MAKER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE MAKER OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY MAKER. MAKER FURTHER ACKNOWLEDGES THAT MAKER HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED BY MAKER AND THAT MAKER HAS HAD THE TIME TO DISCUSS THIS WAIVER WITH HIS LEGAL COUNSEL.

10.	DELAY IN ENFORCEMENT.

The liability of Maker and any subsequent endorser or other accommodation maker under this Note is unconditional and shall not be affected by an extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by Holder. Any failure by Holder to exercise any right it may have under this Note is not a waiver of Holder's right to exercise the same or any other right at any other time.

11.	CHANGES.

No agreement by Holder to change, waive or release the terms of this Note will be valid unless it is in writing and signed by Maker and Holder.

12.	WAIVER.

MAKER AND ANY SUBSEQUENT ENDORSER OR OTHER ACCOMMODATION MAKER WAIVES PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR.

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13.	CONNECTICUT LAW.

The provisions of this Note shall be governed by the laws of the State of Connecticut.

14.	JURISDICTION AND VENUE.

Any action or proceeding to enforce or defend any rights under this Note or under any agreement, instrument or other document contemplated hereby or related hereto; directly or indirectly related to or connected with the LOC Loan or the administration or enforcement thereof; or arising from the debtor/creditor relationship of Maker and Lender shall be brought only in the Superior Court of Connecticut or the United States District Court for the District of Connecticut. The parties hereto agree that any proceeding instituted in either of such courts shall be of proper venue, that such courts shall have personal jurisdiction over the parties and that any and all pleadings, summons, motions and other process in such proceeding shall be fully and effectively served when transmitted by United States Mail (registered or certified), postage and registry fees prepaid. Any judgment or decree obtained in any such action or proceeding may be filed or enforced in any other appropriate court.

15.	RIGHT OF SET-OFF.

Upon the occurrence of any Event of Default, Lender shall have the right to set-off against the LOC Loan all of Maker’s deposits, credit and property now or hereafter in the possession or control of Lender, its agent or bailee or in transit to it. Lender may apply the same, or any part thereof, to the LOC Loan balance without prior notice or demand.

16.	INVALIDITY.

If any provision of this Note or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Note nor the application of the provision to other persons or circumstances shall be affected.

17.	JOINT AND SEVERAL LIABILITY, BINDING EFFECT.

This Note and all obligations hereunder, to the extent signed by more than one party, shall be the joint and several obligations of each Maker, and any endorsers or other accommodation makers, and each provision hereof shall apply to each and all jointly and severally. The provisions of this Note are binding on the successors and assigns of Maker and shall inure to the benefit of Lender, its successors and assigns and to subsequent Holders of this Note.

18.	INTERPRETATION.

Captions and headings used in this Note are for convenience only. The term “Maker” and any pronoun referring thereto as used herein shall be construed in the masculine, feminine or neuter as the context may require. The singular includes the plural and the plural includes the singular. “Any” means any and all.

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19.	RECOVERY OF PAYMENT.

To the extent the LOC Loan is reduced or paid in full by reason of any payment to Lender by any subsequent accommodation maker or endorser, and all or any part of such payment is rescinded, avoided or recovered from Lender for any reason whatsoever, including, without limitation, any proceedings in connection with the insolvency, bankruptcy or reorganization of such accommodation maker or endorser, the amount of such rescinded, avoided or refused payment shall be added to or, in the event the Note has been previously-paid in full, shall revive the principal balance of this Note upon which interest may be charged at the applicable rate set forth in this Note and shall be considered part of the LOC Loan and all terms and provisions herein shall thereafter apply to same.

20.	NO VIOLATIONS OF GOVERNMENTAL PROHIBITIONS.

Neither the making of the LOC Loan, nor the receipt of LOC Loan proceeds by Maker, violates any Law applicable to Maker, including, without limitation, any of the Terrorism Laws. Neither the making of the LOC Loan, nor the receipt of LOC Loan proceeds by Maker (a “Principal Party”) violates any of the Terrorism Laws applicable to any of the Principal Parties. To Maker’s best knowledge, no holder of any direct or indirect equitable, legal or beneficial interest in Maker or any Principal Party is the subject of any of the Terrorism Laws. No portion of the LOC Loan proceeds will be used, disbursed or distributed by Maker for any purpose, or to any Person, directly or indirectly, in violation of any Law including, without limitation, any of the Terrorism Laws. As used in this Agreement, the term “Terrorism Laws” means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), and the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies and any other requirements of any Governmental Agency (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other States or localities.

21.	SERVICE OF PROCESS.

MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF CONNECTICUT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON MAKER, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER AT THE ADDRESSES AS SET FORTH IN THIS NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. MAKER WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENT TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

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22.	COMPLIANCE WITH GOVERNMENTAL PROHIBITIONS.

No portion of the LOC Loan proceeds will be used, disbursed or distributed by Maker for any purpose, or to any Person, in violation of any Law including, without limitation, any of the Terrorism Laws. Maker shall provide Lender with immediate written notice (a) of any failure of any of the representations and warranties set forth in Section 20 of this Note to be true, correct and complete in all respects at any time, or (b) if Maker obtains knowledge that Maker, or any holder at any time of any direct or indirect equitable, legal or beneficial interest in Maker is the subject of any of the Terrorism Laws. Maker shall immediately and diligently take, or cause to be immediately and diligently taken, all necessary action to comply with all Terrorism Laws and to cause the representations and warranties set forth in Section 20 of this Note to be true, correct and complete in all respects.

23.	NOTICES.

A demand upon or notice to Maker hereunder shall be deemed sufficient and commercially reasonable notice and shall be effective if given in accordance with Section 11.9 of the Loan Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Commercial Revolving Line of Credit Promissory Note as of the date and year first written above.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:	MAKER:

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC., a Delaware corporation

Name:
By:
Name: Scott W. Seaton
Title: Vice Chairman
Name:		Duly Authorized

SCREEN MEDIA VENTURES, LLC,
a Delaware limited liability company
	By:	Chicken Soup for the Soul Entertainment Inc.,
Name:		a Delaware corporation
Its Manager

Name:	By:
Name: Scott W. Seaton
Title: Vice Chairman
Duly Authorized

[Signature Page to Commercial Revolving Line of Credit Promissory Note]

STATE OF CONNECTICUT	)
) ss: Cos Cob
COUNTY OF FAIRFIELD	)

On this the ____ day of April, 2018 before me, the undersigned officer, personally appeared Scott W. Seaton, who acknowledged himself to be the Vice Chairman of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation, and that he, as such officer, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice Chairman.

In Witness Whereof, I hereunto set my hand.

Notary Public
My Commission Expires:
Commissioner of the Superior Court

STATE OF CONNECTICUT	)
) ss: Cos Cob
COUNTY OF FAIRFIELD	)

On this the ____ day of April, 2018 before me, the undersigned officer, personally appeared Scott W. Seaton, who acknowledged himself to be the Vice Chairman of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation, the Manager of Screen Media Ventures, LLC, a Delaware limited liability company, and that he, as such officer, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as Vice Chairman.

In Witness Whereof, I hereunto set my hand.

Notary Public
My Commission Expires:
Commissioner of the Superior Court

[Acknowledgment Page to Commercial Revolving Line of Credit Promissory Note]

AUTOMATIC PAYMENT ADDENDUM TO

COMMERCIAL REVOLVING LINE OF CREDIT PROMISSORY NOTE

Loan No.
Qualifying Account No.	890166911
Maker	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC. and SCREEN MEDIA VENTURES, LLC, jointly and severally
Loan Amount	Up to $2,500,000.00

This Automatic Payment Addendum to Commercial Revolving Line of Credit Promissory Note (this “Addendum”) is made as of the ____ day of April, 2018 and is incorporated into and shall be deemed to amend and supplement that certain Commercial Revolving Line of Credit Promissory Note (the “Note”), dated of even date herewith, as executed by the undersigned (the “Maker”) in favor of PATRIOT BANK, N.A. (the “Lender”) in connection with the loan (“LOC Loan”) described above. Capitalized terms not otherwise defined herein shall have such meaning as given in the Note.

Lender is authorized to increase the Interest Rate now in effect on the above described LOC Loan by one half of one percent (0.50%) (i) if Maker has not established and continues to maintain the above designated account and to authorize automatic debits from that account (the “Qualifying Account”) for the purpose of making loan payments within ten (10) days of such payment being due. If the LOC Loan is a variable rate loan, Maker understands the amount of the automatic debit will change to correspond to the required changes in the amount of the monthly payments due under the Note. Because of the implementation of this preferred interest rate to the LOC Loan, beginning with the first monthly payment due and payable after the date of this Addendum, monthly payments of interest due under the LOC Loan shall be adjusted; or (ii) if Maker fails to maintain the Minimum Deposit in the Qualifying Account, as required under the terms of Section 7.20 of the Loan Agreement.

This arrangement may be terminated upon the occurrence of any of the following:

1.       There are insufficient collected funds in the Qualifying Account to make the full payment on the due date of any monthly payment. In such event, Maker may also be subject to the possible late charges and other consequences of a late payment as stated in my Qualifying Account.

Effective on the first day of the month following the occurrence of any of the foregoing events, Lender will be entitled to increase the Interest Rate and Floor Rate on the LOC Loan by one-half of one percentage point (0.50%). This increase will not be subject to any interest rate limitation stated in the Loan Documents except that the Interest Rate may not exceed the maximum interest rate allowed by applicable law.

In its sole discretion, Lender may decide not to exercise its right to increase the Interest Rate. In such case, Lender shall not waive its right to do so later. Once this arrangement is terminated it will not be reinstated.

Except as expressly stated in this Addendum, all other terms of the Loan Documents shall remain in full force and effect.

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IN WITNESS WHEREOF, the undersigned have executed this Automatic Payment Addendum to Commercial Revolving Line of Credit Promissory Note as of the date and year first written above.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:	BORROWER:

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.,
a Delaware corporation

Name:
By:
Name: Scott W. Seaton
Title: Vice Chairman
Name:	Duly Authorized

SCREEN MEDIA VENTURES, LLC,
a Delaware limited liability company
Name:	By: Chicken Soup for the Soul Entertainment Inc.,
a Delaware corporation
Its Manager
Name:
By:
Name: Scott W. Seaton
Title: Vice Chairman
Duly Authorized

[Signature Page to Automatic Payment Addendum to

Commercial Revolving Line of Credit Promissory Note]

STATE OF CONNECTICUT	)
) ss: Cos Cob
COUNTY OF FAIRFIELD	)

On this the ____ day of April, 2018 before me, the undersigned officer, personally appeared Scott W. Seaton, who acknowledged himself to be the Vice Chairman of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation, and that he, as such officer, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice Chairman.

In Witness Whereof, I hereunto set my hand.

.
Notary Public
My Commission Expires:
Commissioner of the Superior Court

STATE OF CONNECTICUT	)
) ss: Cos Cob
COUNTY OF FAIRFIELD	)

On this the ____ day of April, 2018 before me, the undersigned officer, personally appeared Scott W. Seaton, who acknowledged himself to be the Vice Chairman of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation, the Manager of Screen Media Ventures, LLC, a Delaware limited liability company, and that he, as such officer, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as Vice Chairman.

In Witness Whereof, I hereunto set my hand.

Notary Public
My Commission Expires:
Commissioner of the Superior Court

[Acknowledgment Page to Automatic Payment Addendum to

Commercial Revolving Line of Credit Promissory Note]